UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 15, 2025
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	Texas	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Forthcoming Segment Realignment
Effective at the beginning of the first quarter of fiscal 2026, Hewlett Packard Enterprise Company ("Hewlett Packard Enterprise," "HPE," or the "Company") plans to implement an organizational change by (i) merging the Server, Hybrid Cloud, and Financial Services business segments into a new segment named Cloud & AI and (ii) transferring the Telco and Instant On businesses to Corporate Investments and Other from Networking. Commencing in the first quarter of fiscal 2026, the information regularly provided to, and reviewed by, the chief operating decision maker, who is the Chief Executive Officer, for purposes of resource allocation and performance evaluation will reflect the revised segment structure.
The Company’s new organizational structure will consist of the following segments: (i) Cloud & AI, (ii) Networking, and (iii) Corporate Investments and Other. The Company will report under this re-aligned segment structure beginning with the results of the first quarter of fiscal 2026.
The Company reflected these expected changes to its segment information retrospectively for the three completed fiscal quarters of 2025 and the quarterly and full year fiscal 2024 financial results, which are included in Exhibit 99.1 attached hereto under the header “Segment Realignment” and are incorporated herein by reference. These changes to segments primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.
Summary Combined Company Financial Information
The Company is also providing combined historical financial information of the Company (according to the aforementioned forthcoming organizational structure) and Juniper Networks, Inc. ("Juniper Networks"). Hewlett Packard Enterprise believes this provides a supplemental view to help better understand the Company and its networking business. The Company is releasing such retrospective information for the three completed fiscal quarters of 2025 and the quarterly and full year fiscal 2024 financial results, which are included in Exhibit 99.1 attached hereto under the header “Combined Company Financial Information” and are incorporated herein by reference.

The summary combined company financial information includes certain combined company financial information that is based on historical financial information reported by HPE and Juniper Networks. This combined company financial information represents the summation of the standalone financial information reported by HPE and the standalone financial information reported by Juniper Networks. This combined company financial information has not been prepared in accordance with Article 11 of Regulation S-X and does not give effect to the pro forma adjustments that might be required in connection with the preparation of pro forma financial information in accordance with Article 11 of Regulation S-X, and is not indicative of what the combined company’s performance would have been had HPE and Juniper Networks been a combined company for the periods presented. As a result, the combined company financial information could materially differ from financial information determined in accordance with Article 11 of Regulation S-X. HPE and Juniper Networks have different fiscal years: HPE’s fiscal year ends on October 31, and Juniper Networks’ fiscal year ended on December 31. This combined company financial information is based on available quarterly financial information of HPE and Juniper Networks according to their respective quarterly periods, and no calculations or adjustments have been performed to reconcile the differences in the differing quarterly reporting periods. In addition, the combined company financial information does not reflect future changes or future events resulting from the Juniper Networks acquisition that may occur, including restructuring activities or other costs related to the integration of the HPE and Juniper Networks businesses, and does not consider potential impacts of current market conditions on revenues, expense efficiencies or asset dispositions.
As a result, investors should not place any undue reliance on the combined company financial information. The combined company financial information is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Juniper Networks acquisition been completed as of the dates indicated, nor is such combined company financial information indicative of the future operating results or financial position of the combined company.

Item 7.01	Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Securities Analyst Meeting Press Release
On October 15, 2025, HPE issued a press release entitled “HPE details strategic and execution priorities to drive enhanced shareholder value at HPE Securities Analyst Meeting 2025” regarding its 2025 Securities Analyst Meeting, during which Hewlett Packard Enterprise provided a strategy update and financial outlook, including for its 2026 fiscal year. A copy of this press release regarding HPE's 2025 Securities Analyst Meeting is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The slides presented at the 2025 Securities Analyst Meeting will be available for a period of one year from the date of the event, at www.hpe.com/investor/SAM2025.
Share Repurchase Authorization Increase
On October 15, 2025, the Company announced that its Board of Directors has approved an increase of $3 billion in the amount authorized under the Company’s share repurchase program. The program does not have an expiration date.
Juniper Integration Synergies Update
On October 15, 2025, at its 2025 Securities Analyst Meeting, HPE provided updates on actions planned and underway to integrate Juniper Networks. Such actions include, among other measures, making reductions to the total workforce of the combined company, a majority of which to occur during year 1 post-acquisition close, with additional reductions extending into years 2 and 3 post-acquisition close. The Company estimates such workforce reductions will cost approximately $240 million.
Forward-looking statements
This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may",“should,” “could,” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements regarding the segment re-alignment and any projections of financial performance, plans, strategies and objectives of management for future operations or performance; the integration of Juniper Networks into Hewlett Packard Enterprise and our ability to implement and realize our plans, forecasts, and other expectations with respect to the consolidated business; and other risks described in HPE’s filings with the Securities and Exchange Commission from time to time including the risks, uncertainties and assumptions described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1
Hewlett Packard Enterprise Company’s revised segment financial information and summary combined company financial information for the three completed fiscal quarters of 2025 and the full year fiscal 2024 (furnished herewith).

Exhibit 99.2	Hewlett Packard Enterprise Company’s Press Release, dated October 15, 2025 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: October 15, 2025	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary